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                                                                    Exhibit 10.1
Kpmg
          KPMG LLP
          Chartered Accountants                     Telephone  (416) 228-7000
          Yonge Corporate Centre                    Telefax  (416) 228-7123
          4120 Yonge Street Suite 500               www.kpmg.ca
          North York ON M2P 2B8
          Canada



                       Independent Accountants' Consent



The Board of Directors
ImagicTV Inc.



We consent to the incorporation by reference in the registration statement on Form S-8 (No. 33-53910) of ImagicTV Inc. of our report dated March 21, 2001, relating to the consolidated balance sheets of ImagicTV Inc. as at February 28, 2001 and February 29, 2000 and the related consolidated statements of operations, shareholders' equity and cash flows for the years ended February 28, 2001, February 29, 2000 and February 28, 1999, which report appears in the February 28, 2001 annual report on Form 20-F of ImagicTV Inc.


Yours very truly

/s/ KPMG LLP
Chartered Accountants
Toronto, Canada


July 18, 2001